Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 our reports dated February 15, 2000 included in SEACOR SMIT Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

New Orleans, Louisiana,
January  5, 2001